EXHIBIT 24

POWERS OF ATTORNEY



POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/Robert J. Borel
						Robert J. Borel


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/Charles R. Carson
						Charles R. Carson


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ Edward A. Ferkany
						Edward A. Ferkany


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/ John E. Fisher
						John E. Fisher


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/ John F. Havens
						John F. Havens


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/ Robert J. Klein
						Robert J. Klein


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/ Pete A. Klisares
						Pete A. Klisares



POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H.
Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits
thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-
in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and
agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ Katherine S. LeVeque
						Katherine S. LeVeque


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ Donal H. Malenick
						Donal H. Malenick


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ John H. McConnell
						John H. McConnell


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ John P. McConnell
						John P. McConnell


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ Robert B. McCurry
						Robert B. McCurry


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of August, 1994.
						/s/ Charles D. Minor
						Charles D. Minor


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ Gerald B. Mitchell
						Gerald B. Mitchell


POWER OF ATTORNEY


	KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Worthington Industries, Inc., a Delaware corporation, which is about to file with the Securities and
Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1934, its Annual Report on Form 10-K  for
the year ended May 31, 1994 constitutes and appoints Donal H. Malenick, Donald G. Barger, Jr. and Dale T. Brinkman, his true and lawful attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and
necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
	IN WITNESS WHEREOF, the undersigned has hereunto set his
hand this 18th day of August, 1994.
						/s/ James Petropoulos
						James Petropoulos